Rule 497(e)
                                                        33 Act File No. 33-10438
                                                        40 Act File No. 811-4919


                         MITCHELL HUTCHINS SERIES TRUST:
                          TACTICAL ALLOCATION PORTFOLIO

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

                                                               August 22, 2000

Dear Investor,

      The purpose of this supplement is to revise the description of Tactical Allocation Portfolio on pp. 7-8 of the Statement of Additional Information dated May 1, 2000, as revised July 24, 2000, to add further disclosure about the fund's ability to invest in securities issued by government agencies or repurchase agreements collateralized by U.S. government securities for its cash investments. The section, as revised, includes the following two new paragraphs after the third full paragraph on p. 8:

            For its bond investments (subject to the Internal Revenue Code diversification requirements described above), Tactical Allocation Portfolio seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five-year U.S. Treasury notes.

            Similarly, for its cash investments (subject to the Internal Revenue Code diversification requirements described above), Tactical Allocation Portfolio seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. The fund may hold U.S. Treasury bills that mature prior to the first business day of the following month when Mitchell Hutchins determines the monthly asset allocation of the fund's assets based on the Tactical Allocation Model's recommendation. If, in Mitchell Hutchins' judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, Mitchell Hutchins may invest the fund's cash assets in securities with remaining maturities of 30 days or less that are


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            issued   or    guaranteed   by   U.S.    government    agencies   or
            instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.